Series B,C And D Notes, Net Of Current Maturities (Schedule Of Series A Notes, Net Of Current Maturities) (Details) $ in Thousands, ₪ in Billions	Dec. 31, 2021 USD ($)	Jul. 31, 2021 USD ($)	Jul. 31, 2021 ILS (₪)	Dec. 31, 2020 USD ($)
Debt Disclosure [Abstract]
Series B, C and D Notes	$ 604,303	$ 579,000	₪ 1.9
Less – Current maturities	(72,269)
Premium (discount) on Series B, C and D Notes, net	(3,710)
Series B, C and D Notes, net of current maturities	$ 528,324			$ 0